GOING CONCERN	12 Months Ended
Jun. 30, 2015
GOING CONCERN [Abstract]
GOING CONCERN

2.

GOING CONCERN

These consolidated financial statements have been prepared on a going concern basis, which implies the Company will continue to realize it assets and discharge its liabilities in the normal course of business. The Company has a net loss and net cash used in operating activities in fiscal 2015 of $5,513,725 and $3,659,773 respectively and has an accumulated deficit and stockholders' deficit of $40,647,303 and $3,550,528, respectively, at June 30, 2015. In addition, the Company has not yet generated revenue sufficient to support ongoing operations. These factors raise substantial doubt regarding the Company's ability to continue as a going concern. The continuation of the Company as a going concern is dependent upon the continued financial support from its stockholders, the ability of the Company to obtain necessary debt or equity financing to continue operations, and the attainment of profitable operations. These consolidated financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

During the year ended June 30, 2015 the Company received $150,755 in exchange for common stock and $2,305,000 in exchange for common stock and warrants in connection with private placements, and received $1,375,000 in advances from the secured convertible line of credit. In August 2015, the Company entered into a $10.0 million stock purchase agreement with Lincoln Park Capital Fund LLC. See Note 12.

Management believes that the actions presently being taken provide the opportunity for the Company to continue as a going concern.